UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ACRES COMMERCIAL REALTY CORP.

(Name of Registrant as Specified In Its Charter)

N/A

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ACRES COMMERCIAL REALTY CORP . 390 RXR PLAZA UNIONDALE, NY 11556 Your Vote Counts! ACRES COMMERCIAL REALTY CORP. 2024 Annual Meeting Vote by June 05, 2024 11 :59 PM ET You invested in ACRES COMMERCIAL REALTY CORP. and it1s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 06, 2024. Get informed before you vote View the Notice & Proxy Statement, Form 10-K on line OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~lnumber Vote Virtually at the Meeting* June 06, 2024 11 :00 AM EDT Virtually at: www.virtualshareholdermeeting.com/ AC RES2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1 . 1 a. Election of Directors Nominees: David J. Bryant $ For 1b. Karen Edwards $ For 1C. Andrew Fentress $ For 1d. Mark S. Fogel $ For 1e. Gary lckowicz $ For 1f. Steven J. Kessler $ For 1g. Murray S. Levin $ For 1h. P. Sherrill Neff $ For 1 i. Dawanna Williams $ For 2. APPROVE THE NON-BINDING RESOLUTION ON COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS . $ For 3. RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. $ For NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".